EXHIBIT 99
                                                                      ----------


                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: City of London Investment Group PLC
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: Segregated accounts for which CLIM provides investment ---------------- advisory services.

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: The Emerging World Fund.
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: Free Emerging Markets Country Fund.
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: GFM (Institutional) Emerging Markets Country Fund.
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: Investable Emerging Market Country Fund
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: Emerging Markets Country Fund
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer

                             JOINT FILER INFORMATION
                             -----------------------



Name: City of London Investment Management Company Limited
----

Address: 10 Eastcheap
-------  London EC3M ILX, England


Designated Filer: Global Emerging Markets Country Fund Cayman
----------------

Issuer and Ticker Symbol: Korea Fund, Inc. ("KF")
------------------------

Date of Event Requiring Statement: November 7, 2006
---------------------------------

Signature: City of London Investment Management Company Limited
---------


                                    By: /s/ Barry Olliff
                                        ---------------------------------
                                    Name: Barry Olliff, Chief Investment Officer